UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): February 9, 2022 (February 7, 2022)

HEARTLAND MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41152	86-2016556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3282 Northside Pkwy, Suite 275, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (470) 355-1944
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	HMA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	HMA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HMA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of Heartland Media Acquisition Corp. (the “Company”), on January 25, 2022, the Company consummated its initial public offering (the “IPO”) of 17,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000. The Company granted BofA Securities, Inc. and Moelis & Company LLC, the representatives of the several underwriters of the IPO (the “Representatives”), a 45-day option to purchase up to 2,625,000 additional Units solely to cover over-allotments, if any. On February 3, 2022, the Representatives partially exercised the over-allotment option and on February 7, 2022, purchased an additional 1,746,931 Units (the “Over-Allotment Units”), generating gross proceeds of $17,469,310.

As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, dated January 20, 2022, by and between the Company and Heartland Sponsor LLC (the “Sponsor”), the Company completed the private sale of an aggregate of 9,875,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $9,875,000. In connection with the Representatives’ partial exercise of their over-allotment option, the Sponsor purchased an additional 786,119 Private Placement Warrants, generating gross proceeds to the Company of $786,119.

In connection with the closing and sale of the Over-Allotment Units and 786,119 additional Private Placement Warrants, a total of $17,906,042.75 comprised of $17,119,923.80 of the proceeds from the closing and sale of the Over-Allotment Units (which amount includes $611,425.85 of the Representatives’ deferred discount) and $786,118.95 of the proceeds of the sale of the additional 786,119 Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND MEDIA ACQUISITION CORP.

Date: February 9, 2022	By:	/s/ Robert S. Prather, Jr.
	Name:	Robert S. Prather, Jr.
	Title:	Chief Executive Officer